MARKETFIELD FUND (the “Fund”)

a series of Trust for Professional Managers (the “Trust”)

Supplement dated December 29, 2009
to the
Prospectus of the Fund dated September 28, 2009 (the “Prospectus”)

At a meeting of the Board of Trustees (the “Board”) of the Trust held on December 21, 2009, Marketfield Asset Management, LLC (the “Adviser”), recommended that the Board approve a change in the Fund’s fiscal year-end from May 31st to December 31st for 2009.  After further review, the Board unanimously approved the recommendation.  The change will be effective as of December 31, 2009.  This means that the Fund’s most recent tax year will be a short tax year, from June 1st to December 31, 2009, and that subsequent tax years will be on the calendar year, from January 1st to December 31st.

The Fund’s investment objective is capital appreciation and income, and to achieve the Fund’s investment objective, the Adviser may allocate the Fund’s assets across a broad spectrum of investments based on the Adviser’s macroeconomic analysis as described in the Prospectus under “Investments, Risks and Performance – Principal Investment Strategies.”  The Adviser endeavors to identify financial assets that have been impaired by general, macroeconomic conditions and to invest in those assets at times when, in the Adviser’s judgment, harmful macroeconomic forces seem likely to abate.  The Fund’s assets may be allocated between equity securities (i.e., common and preferred stocks and other equity instruments), fixed-income securities (i.e., bonds, debentures, notes and other debt securities) and other investment companies, including exchange-traded funds and money market funds.  In addition, the Fund may invest in equity or fixed income options, futures and convertible securities as well as other financial instruments.

As set forth in the Prospectus under “Investments, Risks and Performance – Principal Risks – Tax Risk,” the Fund’s investments and strategies may, under the complex federal income tax provisions that apply to such investments and strategies, produce income that does not qualify as “good income” under the gross income requirements relating to the Fund under the Internal Revenue Code of 1986, as amended (the “Code”).  Satisfaction of those requirements enables the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Code.  Due to the extraordinary disruptions in the financial markets since 2008, the Adviser invested in futures and other financial instruments that, in its judgment, would appreciate in value versus other investment alternatives as well as to hedge or limit the Fund’s exposure with respect to its portfolio holdings as a whole.  These investments proved to be very successful, but the income earned from them does not qualify as “good income” under Subchapter M of the Code.

Due to the significant amount of income that the Fund earned on its investments in such futures and other financial instruments, it is, according to the Adviser’s projections, virtually certain that the Fund will be unable to qualify as a RIC at May 31, 2010, the Fund’s former fiscal year-end, which would result in the Fund being classified as C corporation for federal income tax purposes.  A C corporation does not qualify for the pass-through tax treatment accorded a RIC, but instead is taxed (at the standard federal corporate income tax rate, currently up to 35%, plus any applicable state or local taxes) to the extent of its income and net capital gains, if any.  Unlike a RIC, however, a C corporation may use ordinary losses to offset net capital gains, and a C corporation may carry-forward and carry-back net operating losses.  C corporations are also not subject to the RIC distribution requirements, nor are they subject to the excise taxes specifically applicable to RICs.

Since it is virtually certain that the Fund would not qualify as a RIC at May 31, 2010, and after considering a number of alternatives, the Adviser determined that it is in the best interests of the Fund and its shareholders, and recommended to the Board, to change the Fund’s fiscal year-end from May 31st to December 31st effective December 31, 2009.  As a result of the character and timing of Fund income, during the seven month fiscal period from June 1, 2009 through December 31, 2009 the Fund will be taxed as a C corporation, although it will remain a registered investment company under the Investment Company Act of 1940, as amended.  However, the Board concluded, based upon the Adviser’s analysis and recommendation, that due to the character and timing of the Fund’s income and available losses, changing the Fund’s fiscal year-end will minimize the adverse consequences, including applicable taxes, associated with the Fund’s failure to qualify as a RIC.  It is currently estimated that the Fund’s net asset value per share will be reduced by approximately $.02 by reason of the federal income taxes (not including any applicable state or local income taxes) that it will pay for the fiscal period ending December 31, 2009.  The Fund does not anticipate that the Fund’s failure to qualify as a RIC will have other material adverse effects on the Fund or its shareholders.

The Adviser anticipates that the Fund’s failure to qualify as a RIC will be temporary and anticipates that in future years the Fund will once again qualify as a RIC.  Accordingly, the Fund anticipates that it will be taxable as a C corporation only for a short period.  Nevertheless, it should be noted that the Adviser has not recommended to the Board any change in the Fund’s investment objective or its investment strategies and policies.  The Adviser intends to continue to manage the Fund in the best interests of its shareholders, and circumstances may arise in the future that warrant, in the Adviser’s judgment, investments in the type of financial instruments that produce income that will not qualify as “good income” under Subchapter M of the Code and that would jeopardize the Fund’s ability to qualify as a RIC.

If you have questions regarding this information, please contact Eilene Nicoll at (212) 514-2357.

Please retain this Supplement with your Prospectus for reference.